EXHIBIT 99.1


                                **PRESS RELEASE**

Contact:
-------
Kim M. Davidson
Executive Vice President
(609) 399-0012


                             OCEAN SHORE HOLDING CO.
                             -----------------------
                        ANNOUNCES DATE OF ANNUAL MEETING
                        --------------------------------

         Ocean City, New Jersey -- February 18, 2010. Ocean Shore Holding Co. (Nasdaq: OSHC) announced today that its annual meeting of shareholders will be held on Wednesday, June 30, 2010.

         Ocean Shore Holding Co. is the holding company for Ocean City Home Bank, which operates out of ten full-service banking offices in Ocean City, Marmora, Linwood, Ventnor, Egg Harbor Township, Absecon, Northfield, Margate City, Mays Landing and Galloway, New Jersey.